CONSENT  OF  REGISTERED  INDEPENDENT  ACCOUNTING  FIRM


Pizza  Inn,  Inc.  401(k)  Savings  Plan
Dallas,  Texas

We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement on Form S-8 (No. 33-56590) of Pizza Inn, Inc. of our report dated June 10, 2005 relating to the financial statements and supplemental schedules of the Pizza Inn, Inc. 401(k) Savings Plan as of and for the year ended December 31, 2004 which appears in this Form 11-K.

/s/ BDO Seidman, LLP




Dallas,  Texas
June  23,  2005